UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  May 22, 2023

AVNET, INC.

(Exact name of registrant as specified in its charter)

New York	1-4224	11-1890605
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2211 South 47th Street, Phoenix, Arizona	85034
(Address of principal executive offices)	(Zip Code)

(480) 643-2000

(Registrant’s telephone number, including area code.)

N/A

(Former name or former address, if changed since last report.)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered:
Common stock, par value $1.00 per share	AVT	NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 22, 2023, the Board of Directors adopted amendments to the Company’s By-Laws (“Amended By-Laws”), effective immediately, to update the By-Laws in connection with SEC rules, including the recent universal proxy and recoupment of incentive-based compensation rules; recent changes to the New York Business Corporation Law; and the Board’s periodic review of the By-Laws. Among other things, the Amended By-Laws revised the following sections:

•	Section 1.3: Permit shareholder meetings to be held virtually.

•	Section 1.10(b): Reserve for the Company’s exclusive use the proxy card color of white.

•	Section 1.14: Clarify and enhance procedural mechanics and disclosure requirements in connection with shareholder nominations of directors and submission of shareholder proposals, including:

o	Addressing matters relating to Rule 14a-19 under the Securities Exchange Act of 1934, as amended (“Universal Proxy Rule”), including requirement that the Proposing Shareholder comply in all respects with the Universal Proxy Rule and provide reasonable evidence of compliance no later than 10 business days prior to the meeting, and providing the Company a remedy for non-compliance;

o	For annual meetings, basing the deadline for delivery of Shareholder Notice and Nominee Materials on the anniversary of the prior annual meeting date versus the anniversary of the filing date of the prior proxy statement;

o	Requiring additional obligations from or disclosures regarding Proposing Shareholder, proposed nominees and other known persons working with the Proposing Shareholder, including obligations to update information provided in Shareholder Notice and Nominee Materials; and

o	Clarifying that Proposing Shareholder may nominate up to the number of directors to be elected at the applicable meeting and may not make additional or substitute nominations after the Shareholder Notice and Nominee Materials deadlines expire.

•	Section 1.15: Chair of shareholder meetings has the authority to convene and adjourn a shareholder meeting without a quorum.

•	Section 6.6: Officers may not be indemnified or reimbursed for expenses in connection with recoupment of incentive-based compensation as required by Company policy or law.

The above summary does not purport to be complete and is qualified in its entirety by reference to the Amended By-Laws, which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description

3.1	By-Laws of the Company as amended May 22, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 24, 2023	AVNET, INC.
Registrant

	By:	/s/ Kenneth A. Jacobson
Name: Kenneth A. Jacobson
Title: Chief Financial Officer